UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2003

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in charter)

Michigan	0-22025	94-3096597

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor Michigan	48106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-5555

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

On May 30, 2003, Aastrom issued two press releases. The first press release, filed herewith as Exhibit 99.1, relates to a collaborative agreement with Stanford University for a new therapeutic approach for cancer therapy that would combine Aastrom’s patented single-pass perfusion cell production technology with Stanford’s Cytokine Induced Killer cell technology. The second press release, filed herewith as Exhibit 99.2, relates to receipt of the anticipated notification from Nasdaq as to failure to satisfy Nasdaq’s minimum bid price requirements and the Company’s intent to appeal the Nasdaq staff’s determination, which has the effect of suspending the delisting process.

Item 7. Financial Statements and Exhibits.

Exhibit
No.	Description

99.1	Press Release of May 30, 2003 relating to collaborative agreement with Stanford
99.2	Press Release of May 30, 2003 relating to notification from Nasdaq

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2003	Aastrom Biosciences, Inc.

	By:	/s/ Alan M. Wright

Senior Vice President, Administrative and Financial Operations, CFO

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of May 30, 2003 relating to collaborative agreement with Stanford
99.2	Press Release of May 30, 2003 relating to notification from Nasdaq